SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 6, 2003
                               (November 6, 2003)

                         AMERICAN RETIREMENT CORPORATION
             (Exact name of registrant as specified in its charter)


       Tennessee                       01-13031              62-1674303
(State of Incorporation)         (Commission File No.)     (IRS Employer
                                                         Identification No.)


                111 Westwood Place, Suite 200
                     Brentwood, Tennessee                37027
           (Address of Principal Executive Office)     (Zip code)




       Registrant's telephone number, including area code: (615) 221-2250





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 Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     The following exhibit is furnished pursuant to Item 12:

         99.1     Press Release dated November 6, 2003.


Item 12.  Results of Operations and Financial Condition.

     On November 6, 2003, American Retirement Corporation issued a press release announcing its third quarter 2003 earnings results. A copy of the press release is furnished herewith as Exhibit 99.1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMERICAN RETIREMENT CORPORATION

Date:  August 6, 2003                 By:    /s/ Bryan D. Richardson
                                         ------------------------------
                                      Name:  Bryan D. Richardson
                                      Title: Executive Vice President and Chief
                                             Financial Officer

























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                                  EXHIBIT INDEX


                  No.              Exhibit
                  ----             -------

                  99.1             Press Release dated November 6, 2003